UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2002

THE GILLETTE COMPANY

(Exact name of registrant as specified in its charter)
DELAWARE

(State or other jurisdiction of incorporation)

1-922

(Commission File Number)

04-1366970

(IRS Employer Identification No.)

PRUDENTIAL TOWER BUILDING, BOSTON, MA 02199

(Address of principal executive offices)               (Zip Code)

Registrant´s telephone number, including area code: (617) 421-7000

Item 5. Other Events and Regulation FD Disclosure.

On August 5, 2002, James M. Kilts, Chief Executive Officer of The Gillette Company, and Charles W. Cramb, Chief Financial Officer of The Gillette Company, each filed with the Securities and Exchange Commission a statement under oath regarding facts and circumstances relating to the accuracy of the Company's financial statements and each of their consultations with the Company's audit committee, as required by the Securities and Exchange Commission's "Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934" (File No. 4-460, June 27, 2002).

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Statement Under Oath of James M. Kilts, Chief Executive Officer of The Gillette Company, Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2 Statement Under Oath of Charles W. Cramb, Chief Financial Officer of The Gillette Company, Regarding Facts and Circumstances Relating to Exchange Act Filings.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                THE GILLETTE COMPANY

                By: /s/ William J. Mostyn III,
                     Willliam J. Mostyn III
                     Secretary

August 6, 2002

EXHIBIT INDEX
Exhibit Number                        Description
99.1                                  Statement Under Oath of James M. Kilts, Chief Executive Officer of
                                      The Gillette Company, Regarding Facts and Circumstances
                                      Relating to Exchange Act Filings.

99.2                                  Statement Under Oath of Charles W. Cramb, Chief Financial Officer of
                                      The Gillette Company, Regarding Facts and Circumstances
                                      Relating to Exchange Act Filings.